EXHIBIT 99.1
FOR IMMEDIATE RELEASE	Media Contacts:	Tad Hutcheson
January 25, 2005		tad.hutcheson@airtran.com
678.254.7442

Arne Haak (Financial)		Judy Graham-Weaver
407.318.5187		judy.graham-weaver@airtran.com
678.254.7448

AirTran Holdings Reports Fourth Quarter and Full Year 2004 Profit
- Annual Operating Revenues Exceed $1 Billion -

ORLANDO, Fla. (January 25, 2005)-- AirTran Holdings, Inc., (NYSE: AAI), the parent company of AirTran Airways, Inc., today reported net income for the quarter ended December 31, 2004, of $1.1 million, or $0.01 per diluted share, versus net income of $21.7 million, or $0.24 per diluted share in the year-earlier quarter. Net income for the full year 2004 was $12.3 million or $0.14 per diluted share.

AirTran Airways' non-fuel operating cost per available seat mile (CASM) fell 6.8 percent to 6.00 cents for the fourth quarter of 2004 compared to 6.44 cents for the year-earlier quarter. Year over year non-fuel CASM decreased 2.3 percent to 6.35 cents.

"We are pleased to report net income for the fourth quarter and full year 2004," said Joe Leonard, AirTran Airways chairman and chief executive officer. "Our non-fuel unit costs of $0.06 represent an all-time record low for our airline. I am proud of the effort put forth by every member of the AirTran Airways team to deliver another quarter of profitability," Leonard said.

During the fourth quarter, AirTran Airways boarded a record 3.5 million passengers and generated a 22.6 percent increase in revenue passenger miles on a 23.4 percent increase in capacity or available seat miles. Load factor declined slightly, 0.5 points to 69.3 percent.

"Our Company was beset by four hurricanes heading into the quarter which hurt our bookings in October," commented Robert L. Fornaro, AirTran Airways president and chief operating officer. "However, November and December were strong enough to offset the earlier weakness allowing us to end the quarter with healthy load factors. I'm grateful for the hard work and effort of each and every AirTran Airways Crew Member."

Commenting on the fourth quarter, Stan Gadek, AirTran Airways senior vice president and chief financial officer, said, "Fourth quarter 2004 and 2003 net income contain net credit and tax adjustments of $0.8 million and $5.7 million, respectively. Excluding these adjustments net income for the two periods would be $0.3 million and $16.0 million." He added, "We are beginning to see the long-term beneficial effects on costs and productivity from our new Boeing 737-700s and expect the favorable trend to continue."

Recapping the year of 2004, AirTran Airways:
--     Added the Boeing 737-700 series aircraft to its fleet
--     Took delivery of six Boeing 717 aircraft and eight Boeing 737 aircraft
--     Enhanced service to Fort Lauderdale/Hollywood, Dallas/Fort Worth, Los Angeles, Boston, Akron-Canton,
          Pittsburgh, Newport News/Williamsburg, Tampa, LaGuardia, Las Vegas and
          Baltimore/Washington
--     Opened a new aircraft hangar at Hartsfield-Jackson Atlanta International Airport
--     Opened a new Metro Atlanta call center in Carrollton, Ga.
--     Named Best Low-Fare airline by Entrepreneur Magazine for 2004
--     Opened a new pilot training center in Atlanta
--     Became the first airline to install XM Satellite Radio on a commercial aircraft
--     Signed professional football player Michael Vick as an endorser for the airline
--     Secured financing for all 2005 aircraft deliveries
--     Ended the year with $342.3 million of cash and investments

Highlights for the quarter include:
--     Initiated new service to Sarasota/Bradenton International Airport
--     Enhanced service to Newport News/Williamsburg, Tampa and Chicago Midway
--     Took delivery of two Boeing 717 aircraft and three Boeing 737 aircraft bringing our fleet to 87 aircraft
--     Reached milestone of hiring of our 1,000th pilot
--     Ratified contract with the Transport Workers Union and the International Brotherhood of Teamsters
          - covering dispatchers, mechanics and related personnel
--     Named G. Peter D'Aloia, Senior Vice President and Chief Financial Officer of American Standard
          Companies Inc., to the Board of Directors

AirTran Holdings, Inc., will conduct a conference call to discuss quarterly results today at 10:00 a.m. Eastern. A live broadcast of the conference call will be available via the internet at airtran.com.

AirTran Airways, one of America's largest low-fare airlines with 6,000 friendly, professional Crew Members, operates over 500 daily flights to more than 40 destinations. The airline's hub is at Hartsfield-Jackson Atlanta International Airport, where it is the second largest carrier. AirTran Airways recently added the fuel-efficient Boeing 737-700 aircraft to create America's youngest all-Boeing fleet. The airline is also the first carrier to install XM Satellite Radio on a commercial aircraft. For reservations or more information, visit airtran.com (America Online Keyword: AirTran).

Editor's note: Statements regarding the Company's operational and financial success, business model, expectation about future success, improved operational performance and our ability to maintain or improve our low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2003. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

AirTran Holdings, Inc. Consolidated Statements of Income (In thousands, except per share data and statistical summary) (Unaudited)
	Three Months Ended December 31,		Percent
	2004	2003	Change
Operating Revenues:
Passenger	$269,708	$231,360	16.6
Cargo	73	--	--
Other	9,591	7,466	28.5
Total operating revenues	279,372	238,826	17.0

Operating Expenses:
Salaries, wages and benefits	74,323	60,221	23.4
Aircraft fuel	76,964	45,195	70.3
Aircraft rent	40,364	35,235	14.6
Distribution	13,619	10,935	24.5
Maintenance, materials and repairs	15,240	18,565	(17.9)
Landing fees and other rents	16,065	14,408	11.5
Aircraft insurance and security services	6,241	5,321	17.3
Marketing and advertising	6,148	5,222	17.7
Depreciation	4,779	2,683	78.1
Other operating	22,087	20,197	9.4
Total operating expenses	275,830	217,982	26.5
Operating Income	3,542	20,844	(83.0)

Other (Income) Expense:
Interest income	(1,961)	(1,302)	50.6
Interest expense	5,058	5,225	(3.2)
Other	(1,332)	10,445	--
Other (income) expense, net	1,765	14,368	--

Income Before Income Taxes	1,777	6,476	(72.6)
Income Tax Expense (Benefit)	652	(15,201)	--
Net Income	$1,125	$21,677	(94.8)
	=======	=======
Earnings per Common Share
Basic	$0.01	$0.26	(96.2)
Diluted	$0.01	$0.24	(95.8)
Weighted-average Shares Outstanding
Basic	86,218	83,806	2.9
Diluted	89,943	101,007	(11.0)

EBITDA	$8,321	$23,527	(64.6)
Operating margin	1.3%	8.7%	(7.4	)pts.
Net margin	0.4%	9.1%	(8.7	)pts.
Net margin-adjusted*	0.1%	6.7%	(6.6	)pts.

(continued on next page)

	Three Months Ended December 31,				Percent
	2004		2003		Change
Fourth Quarter Statistical Summary:
Revenue passengers	3,452,534		3,008,111		14.8
Revenue passenger miles (000s)	2,298,324		1,873,930		22.6
Available seat miles (000s)	3,314,547		2,684,948		23.4
Block hours	83,586		72,461		15.4
Passenger load factor	69.3%		69.8%		(0.5)	pts.
Break-even load factor	68.9%		67.8%		1.1	pts.
Break-even load factor-adjusted*	69.3%		64.7%		4.6	pts.
Average fare	$78.12		$76.91		1.6
Average yield per RPM	11.73	¢	12.35	¢	(5.0)
Passenger revenue per ASM	8.14	¢	8.62	¢	(5.6)
Operating cost per ASM	8.32	¢	8.12	¢	2.5
Fuel neutral cost per ASM	7.64	¢	8.12	¢	(5.9)
Non-fuel operating cost per ASM	6.00	¢	6.44	¢	(6.8)
Average cost of aircraft fuel per gallon	138.27	¢	97.87	¢	41.3
Gallons of fuel burned	55,662,272		46,176,789		20.5
Weighted-average number of aircraft	84		73		15.1

* Statistical calculations for 2003 exclude convertible debt discount amortization and reversal of a tax valuation allowance of $10.4 million, included in Other, and $15.9 million and the related tax effect, respectively.
* Statistical calculations for 2004 exclude miscellaneous fees of $0.8 million, net of tax, included in Other.

AirTran Holdings, Inc. Consolidated Statements of Income (In thousands, except per share data and statistical summary) (Unaudited)
	Twelve Months Ended December 31,		Percent
	2004	2003	Change
Operating Revenues:
Passenger	$1,005,263	$889,950	13.0
Cargo	73	715	(89.8)
Other	36,086	27,375	31.8
Total operating revenues	1,041,422	918,040	13.4

Operating Expenses:
Salaries, wages and benefits	273,514	231,728	18.0
Aircraft fuel	247,980	178,737	38.7
Aircraft rent	150,959	124,203	21.5
Distribution	50,890	45,354	12.2
Maintenance, materials and repairs	69,514	63,600	9.3
Landing fees and other rents	62,322	52,810	18.0
Aircraft insurance and security services	22,888	19,684	16.3
Marketing and advertising	27,569	24,112	14.3
Depreciation	14,628	12,628	15.8
Other operating	88,314	78,866	12.0
Total operating expenses	1,008,578	831,722	21.3
Operating Income	32,844	86,318	(61.9)

Other (Income) Expense:
Interest income	(5,275)	(3,345)	57.7
Interest expense	19,428	28,303	(31.4)
Other	(1,332)	12,257	--
Payment under the Emergency Wartime Supplemental Appropriations Act, 2003	--	(38,061)	--
Other (income) expense, net	12,821	(846)	--

Income Before Income Taxes	20,023	87,164	(77.0)
Income Tax Expense (Benefit)	7,768	(13,353)	--
Net Income	$12,255	$100,517	(87.8)
	=======	=======
Earnings per Common Share
Basic	$0.14	$1.33	(89.5)
Diluted	$0.14	$1.21	(88.4)
Weighted-average Shares Outstanding
Basic	85,261	75,345	13.2
Diluted	89,523	86,607	3.4

EBITDA	$47,472	$98,946	(52.0)
Operating margin	3.2%	9.4%	(6.2	)pts.
Net margin	1.2%	10.9%	(9.7	)pts.
Net margin-adjusted*	1.1%	6.5%	(5.4	)pts.

(continued on next page)

	Twelve Months Ended December 31,				Percent
	2004		2003		Change
Twelve Month Statistical Summary:
Revenue passengers	13,170,230		11,651,340		13.0
Revenue passenger miles (000s)	8,479,262		7,143,125		18.7
Available seat miles (000s)	11,977,443		10,046,385		19.2
Block hours	310,697		275,516		12.8
Passenger load factor	70.8%		71.1%		(0.3)	pts.
Break-even load factor	69.4%		64.1%		5.3	pts.
Break-even load factor-adjusted*	69.5%		66.2%		3.3	pts.
Average fare	$76.33		$76.38		(0.1)
Average yield per RPM	11.86	¢	12.46	¢	(4.8)
Passenger revenue per ASM	8.39	¢	8.86	¢	(5.3)
Operating cost per ASM	8.42	¢	8.28	¢	1.7
Fuel neutral cost per ASM	8.04	¢	8.28	¢	(2.9)
Non-fuel operating cost per ASM	6.35	¢	6.50	¢	(2.3)
Average cost of aircraft fuel per gallon	120.42	¢	98.39	¢	22.4
Gallons of fuel burned	205,927,000		181,663,163		13.4
Weighted-average number of aircraft	78		70		11.4

* Statistical calculations for 2003 exclude payment under the Emergency Wartime Supplemental Appropriations Act,
      2003, convertible debt discount amortization and reversal of a tax valuation allowance of $38.1 million, $12.3 million, included in Other, and $15.9 million and the related tax effect, respectively.
* Statistical calculations for 2004 exclude miscellaneous fees of $0.8 million, net of tax, included in Other.

Pursuant to Regulation G of the Securities and Exchange Commission, we are providing further disclosure of the reconciliation of reported non-GAAP financial measures to their comparable financial measures reported on a basis consistent with U.S. Generally Accepted Accounting Principles (GAAP). We believe that disclosing net margin, break-even load factor, and net income (loss) excluding special items is helpful to our investors in evaluating our operational performance because we believe that the excluded special items are events that do not occur on a regular quarterly basis. Additionally our disclosure of earnings before interest, taxes, depreciation and amortization (EBITDA) and operating costs (CASM), non-fuel operating cost (Non-fuel CASM) and fuel neutral cost per available seat mile (Fuel neutral CASM), are consistent with financial measures reported by other airlines and are comparable to financial measures required in our submissions to the United States Department of Transportation.
AirTran Holdings, Inc.
Reconciliation of GAAP Financial Information to
Non-GAAP Financial Information
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2004	2003	2004	2003
Net Margin-Adjusted
Reported net income	$1,125	$21,677	$12,255	$100,517
Payment under the Emergency Wartime Supplemental Appropriations Act, 2003, net of tax	--	--	--	(36,965)
Deferred debt discount/issuance cost amortization, net of tax	--	10,144	--	11,904
Reversal of tax valuation allowance	--	(15,860)	--	(15,860)
Miscellaneous credits, net of tax	(843)	--	(815)	--
Net income excluding special items	$282	$15,961	$11,440	$59,596
	======	======	======	======
Reported operating revenues	$279,372	$238,826	$1,041,422	$918,040
	======	======	======	======
Net margin excluding special items	0.1%	6.7%	1.1%	6.5%
	======	======	======	======

Break-even Load Factor-Adjusted
Reported total operating expenses	$275,830	$217,982	$1,008,578	$831,722
Reported other (income) expense, net	1,765	14,368	12,821	(846)
Reported cargo revenue	(73)	--	(73)	(715)
Reported other revenue	(9,591)	(7,466)	(36,086)	(27,375)
Reported GAAP net expenses	267,931	224,884	985,240	802,786
Payment under the Emergency Wartime Supplemental Appropriations Act, 2003	--	--	--	38,061
Deferred debt discount/issuance cost amortization	--	(10,445)	--	(12,257)
Miscellaneous credits	1,332	--	1,332	--
Net expenses excluding special items	$269,263	$214,439	$986,572	$828,590
	======	======	======	======
Reported average yield per RPM (cents)	11.73	12.35	11.86	12.46
ASMs (000s)	3,314,547	2,684,948	11,977,443	10,046,385
Break-even load factor excluding special items	69.3%	64.7%	69.5%	66.2%
	======	======	======	======
(continued on next page)

AirTran Holdings, Inc.
Reconciliation of GAAP Financial Information to
Non-GAAP Financial Information (Continued)
(In thousands)
(Unaudited)

	Twelve months ended December 31,
	2004	2003	2002	2001	2000	1999

Net Income (Loss)-Adjusted
Reported net income (loss)	$12,255	$100,517	$10,745	$(2,757)	$47,436	$(99,394)
Miscellaneous credits, net of tax	(815)	--	--	--	--	--
Payment under the Emergency Wartime Supplemental Appro- priations Act, 2003, net of tax	--	(36,965)	--	--	--	--
Deferred debt discount/issuance cost amortization	--	11,904	--	--	--	--
Reversal of tax valuation allow- ance	--	(15,860)	--	--	--	--
Payment under the Stabilization Act, 2002, net of tax	--	--	(640)	--	--	--
Impairment loss DC-9 fleet, 2001, net of tax	--	--	--	27,440	--	--
Impairment loss B737 fleet, 2001, net of tax	--	--	--	17,708	--	--
Special charges due to federal ground stop order, net of tax	--	--	--	244	--	--
Payment under the Stabilization Act, 2001, net of tax	--	--	--	(28,372)	--	--
Change in accounting principle	--	--	--	657	--	--
Impairment loss DC-9 fleet, 1999, net of tax	--	--	--	--	--	139,816
Litigation settlement gain, net of tax	--	--	--	--	--	(18,549)
Net income excluding special items	$11,440	$59,596	$10,105	$14,920	$47,436	$21,873
	=====	=====	=====	=====	=====	=====

		Three months ended			Twelve months ended
		December 31,			December 31,
		2004		2003	2004	2003
The following table reconciles operating income to EBITDA:
Reported net income		$1,125		$21,677	$12,255	$100,517
Exclude income tax expense (benefit)		652		(15,201)	7,768	(13,353)
Exclude other (income) expense, net		1,765		14,368	12,821	(846)
Exclude depreciation		4,779		2,683	14,628	12,628
EBITDA		$8,321		$23,527	$47,472	$98,946
		======		======	======	======

(continued on next page)

AirTran Holdings, Inc.
Reconciliation of GAAP Financial Information to
Non-GAAP Financial Information (Continued)
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2004	2003	2004	2003
The following table shows the calculation of operating cost per ASM and non-fuel operating cost per ASM:
Reported total operating expenses	$275,830	$217,982	$1,008,578	$831,722
ASMs (000s)	3,314,547	2,684,948	11,977,443	10,046,385
Operating cost per ASM (cents)	8.32	8.12	8.42	8.28
	======	======	======	======

Reported total operating expenses	$275,830	$217,982	$1,008,578	$831,722
Less: aircraft fuel	(76,964)	(45,195)	(247,980)	(178,737)
Non-fuel operating cost	$198,866	$172,787	$760,598	$652,985
	======	======	======	======
ASMs (000s)	3,314,547	2,684,948	11,977,443	10,046,385
Non-fuel operating cost per ASM (cents)	6.00	6.44	6.35	6.50
	======	======	======	======

The following table shows the calculation of fuel neutral cost per ASM:
Reported total operating expenses	$275,830	$217,982	$1,008,578	$831,722
Gallons of fuel burned	55,662,272		205,927,000
Prior year average cost of fuel (cents)	97.87		98.39
Aircraft fuel based on prior year price	54,477		202,612
Aircraft fuel for current period	76,964		247,980
Adjusted operating cost	$253,343		$963,210
	======	======	======	======
ASMs (000s)	3,314,547	2,684,948	11,977,443	10,046,385
Fuel-neutral cost per ASM (cents)	7.64	8.12	8.04	8.28
	======	======	======	======